                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 25, 2004
                                                          ----------------

                  Wachovia Commercial Mortgage Securities, Inc.
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                 (Exact name of registrant specified in Charter)

      North Carolina                 333-108944                 56-1643598
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     (State or other                (Commission               (IRS Employer
      jurisdiction of               File Number)            Identification No.)
      incorporation)

              301 South College Street
              Charlotte, North Carolina                         28288-0166
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       (Address of principal executive offices)                  Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (704) 374-6161

                                    No Change
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         (Former name and former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 2.01  Completion  of Acquisition or Disposition of Assets
           ------------

         On August 25, 2004, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial
Mortgage Pass-Through Certificates, Series 2004-C14 (the "Certificates"), was
issued pursuant to a pooling and servicing agreement (the "Pooling Agreement")
attached hereto as Exhibit 4.1, and dated as of August 1, 2004, among Wachovia
Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), Wachovia
Bank, National Association, as master servicer, Allied Capital Corporation, as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO
Bank, N.V., as fiscal agent. The Certificates consist of twenty-six classes
(each, a "Class") of Certificates, seven of which Classes are designated as the
"Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3
Certificates", the "Class A-4 Certificates", the "Class B Certificates", the
"Class C Certificates", and the "Class D Certificates" (collectively, the
"Offered Certificates"); and nineteen of which Classes are designated as the
"Class A-1A Certificates", the "Class E Certificates", the "Class F
Certificates", the "Class G Certificates", the "Class H Certificates", the
"Class J Certificates", the "Class K Certificates", the "Class L Certificates",
the "Class M Certificates", the "Class N Certificates", the "Class O
Certificates", the "Class P Certificates", the "Class X-C Certificates", the
"Class X-P Certificates", the "Class MAD Certificates", the "Class PP
Certificates", the "Class Z Certificates", the "Class R-I Certificates" and the
"Class R-II Certificates" (collectively, the "Private Certificates"). The
Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 81 commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,097,030,350. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2004, between the
Registrant and Wachovia and certain of the Mortgage Loans (the "Artesia Loans")
were acquired by the Registrant from Artesia Mortgage Capital Corporation
("Artesia", and collectively with Wachovia, the "Sellers") pursuant to a
Mortgage Loan Purchase Agreement, dated as of August 1, 2004, between the
Registrant and Artesia. The source of funds for payment of the purchase price for the Wachovia Loans and the Artesia Loans paid by the registrant to the
Sellers was derived from the sale of the Certificates by the Registrant to
Wachovia Capital Markets, LLC ("Wachovia Securities"), Goldman, Sachs & Co. and
Greenwich Capital Markets, Inc. pursuant to an Underwriting Agreement, dated
August 12, 2004, among the Registrant, Wachovia Securities, Goldman, Sachs & Co.
and Greenwich Capital Markets, Inc. (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated August 12, 2004, among the
Registrant and Wachovia Securities (pertaining to the Class A-1A, Class X-C,
Class X-P, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class
M. Class N, Class O, Class P, Class MAD and Class PP Certificates). The
Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On
August 1, 2004, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered
Certificates and the Mortgage Loans are more particularly described in the
Prospectus, dated June 17, 2004, and the Prospectus Supplement, dated August 12,
2004 as preciously filed with the Securities and Exchange Commission pursuant to
Rule

424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 8.01 Other Events.

     This Current Report on form 8-K is being filed for the purposes of filing certain opinions of Dechert LLP, counsel to the Registrant, in connection with the offering of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage
Pass-Through Certificates, Series 2004-C14.

ITEM 9.01.  Financial Statements, Pro Forma Information and Exhibits.

(a) Financial Statements               Not Applicable

(b) Pro Forma Financial Information    Not Applicable

(c) Exhibits
Item 601(a) of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

(1.1)                                  Underwriting Agreement, dated August 12,
                                       2004, among Wachovia Commercial Mortgage
                                       Securities, Inc., Wachovia Bank, National
                                       Association, Wachovia Capital Markets,
                                       LLC, Goldman, Sachs & Co. and Greenwich
                                       Capital Markets, Inc.

(4.1)                                  Pooling and Servicing Agreement, dated as
                                       of August 1, 2004, among Wachovia
                                       Commercial Mortgage Securities, Inc., as
                                       depositor, Wachovia Bank, National
                                       Association, as master servicer, Allied
                                       Capital Corporation, as special servicer,
                                       Wells Fargo Bank, N.A., as trustee and
                                       ABN AMRO Bank, N.V., as fiscal agent

(5.1)                                  Legality Opinion of Dechert LLP

(8.1)                                  Tax Opinion of Dechert LLP

(23.1)                                 Consent of Dechert LLP (included in
                                       Exhibits)

(99.1)                                 Mortgage Loan Purchase Agreement, dated
                                       as of August 1, 2004 between Wachovia
                                       Commercial Mortgage Securities, Inc. and
                                       Wachovia Bank, National Association

(99.2)                                 Mortgage Loan Purchase Agreement, dated
                                       as of August 1, 2004, between Wachovia
                                       Commercial Mortgage Securities, Inc. and
                                       Artesia Mortgage Capital Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                             WACHOVIA COMMERCIAL MORTGAGE
                                             SECURITIES, INC.

                                             By:  /s/ William J. Cohane
                                                  ----------------------------
                                                  Name:  William J. Cohane
                                                  Title: Managing Director

Date: August 30, 2004

                                  EXHIBIT INDEX

Item 601(a) of
Regulation S-K
Exhibit No.             Description                                                  Page No.
-----------             -----------                                                  --------

(1.1)                   Underwriting Agreement, dated August 12, 2004, among
                        Wachovia Commercial Mortgage Securities, Inc., Wachovia
                        Bank, National Association, Wachovia Capital Markets,
                        LLC, Goldman, Sachs & Co. and Greenwich Capital Markets,
                        Inc.

(4.1)                   Pooling and Servicing Agreement, dated as of August 1,
                        2004, among Wachovia Commercial Mortgage Securities,
                        Inc., as depositor, Wachovia Bank, National Association,
                        as master servicer, Allied Capital Corporation, as
                        special servicer, Wells Fargo Bank, N.A., as trustee and
                        ABN AMRO Bank, N.V., as fiscal agent

(5.1)                   Legality Opinion of Dechert LLP

(8.1)                   Tax Opinion of Dechert LLP

(23.1)                  Consent of Dechert LLP (included in Exhibits)

(99.1)                  Mortgage Loan Purchase Agreement, dated as of August 1,
                        2004 between Wachovia Commercial Mortgage Securities,
                        Inc. and Wachovia Bank, National Association

(99.2)                  Mortgage Loan Purchase Agreement, dated as of August 1,
                        2004, between Wachovia Commercial Mortgage Securities,
                        Inc. and Artesia Mortgage Capital Corporation